EXHIBIT 99.1

Keegan’s Seafood Grille, Inc.

Notes to Financial Statements

For the Year Ended December 31, 2021

INDEPENDENT AUDITOR’S REPORT

To the Shareholder and Officers

of Keegan’s Seafood Grille, Inc.

Indian Rocks Beach, Florida

We were engaged to audit the accompanying financial statements of Keegan’s Seafood Grille, Inc (a Florida corporation), which comprise the balance sheet as of December 31, 2021 and the related statements of income, retained earnings, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on conducting the audit in accordance with auditing standards generally accepted in the United States of America. Because of the matter described in the Basis for Disclaimer of Opinion paragraph, however, we were not able to obtain sufficient appropriate audit evidence to provide a basis for an audit opinion.

Basis for Disclaimer of Opinion

We were unable to confirm bank balances nor obtain bank statements for a material amount of the cash showing in the financial statements. We were also unable to substantiate sales tax liabilities paid nor verify certain credit card statements, because management was unable to provide. We were unable to obtain sufficient appropriate audit evidence about those noted items by other auditing procedures.

Because we were not engaged as auditors until after the end of the year, we were not present to observe the taking of physical inventories at December 31, 2021 (stated at $24,399), and we were unable to satisfy ourselves concerning inventory quantities on hand at those dates by other auditing procedures.

Detailed property records have not been maintained and certain prior-year records and supporting data were not available for our audit. Therefore, we were not able to obtain sufficient appropriate audit evidence about the amounts at which other assets, machinery and equipment, and related accumulated depreciation are recorded in the accompanying balance sheet at December 31, 2021.

Disclaimer of Opinion

Because of the significance of the matter(s) described in the Basis for Disclaimer of Opinion paragraph, we have not been able to obtain sufficient appropriate audit evidence to provide a basis for an audit opinion. Accordingly, we do not express an opinion on the financial statements referred to in the first paragraph.

John F. Coggin, CPA

Irving, Tx. 75039

March 31, 2022

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Keegan’s Seafood Grille, Inc.

Balance Sheet

December 31, 2021

December 31, 2021
ASSETS
Current Assets
Cash in Banks	$325,643
Employee Loan	875
Inventory	24,399
Total Current Assets	350,917

Fixed Assets
Leasehold Improvements	8,559
Furniture and Equipment	86,355
Accumulated Depreciation	(93,126)
Total Fixed Assets	1,788

Other Assets
Non-Compete Agreement	16,210
Goodwill	309,439
Security Deposit	6,125
Accumulated Amortization	(269,565)
Total Other Assets	62,209
TOTAL ASSETS	414,914

LIABILITIES & EQUITY
Current Liabilities
Accounts Payable	11,582
Employee Cash Payback	1,711
Child Support Garnishments	598
Gift Certificate	17,853
Sales Tax Payable	42,412
Payroll Liabilities	10,271
Total Current Liabilities	84,427

TOTAL LIABILITIES	84,427

Shareholder’s Equity
Capital Stock ($1.00 par, $1,000 shares authorized,	1,000
issued and outstanding)
Retained Earnings	329,487
Total Equity	330,487

TOTAL LIABILITIES & SHAREHOLDER’S EQUITY	$414,914

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Keegan’s Seafood Grille, Inc.

Statement of Income and Retained Earnings

For the Year Ended December 31, 2021

2021
Income
Sales	$3,370,740
Total Revenue	3,370,740

Cost of Goods Sold
Cost of Goods Sold	1,632,956
Total Cost of Goods Sold	1,632,956

Gross Profit	1,737,784

Expenses
Overdraft Charges	75
Cash Over/Short	1,239
Advertising Expense	50,808
Aquarium Expense	4,035
Automobile Expense	2,247
Bank Service Charges	558
Business Licenses & Permits	642
Cash Drawer Payouts	3,000
Charitable Contribution	2,820
Computer and Internet Expense	314
Continuing Education	120
Due and Subscription	377
Equipment Rental	2,262
Insurance Expense	23,330
Linen Expense	16,064
Office Supplies	4,598
Payroll Expenses	1,059,757
Postage and Delivery	350
Printing and Reproduction	1,049
Professional Fees	6,005
Reconciliation Discrepancies	(34,183)
Rent Expense	56,386
Repairs and Maintenance	30,260
Security Expense	255
Supplies	45,722
Utilities	92,358
Total Expense	1,370,448

Net Ordinary Income	367,336

2021

Other Income/Expense:
PPP Loan Forgiven	533,310
Sales Tax Allowances	(30)
3% CC Tips	15,864
Administrative Fees	250
Total Other Income/Expense	549,394

Net Income	916,730
Beginning Retained Earnings	(587,243)
Ending Retained Earnings	$329,487

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Keegan’s Seafood Grille, Inc.

Statement of Cash Flows

For the Years Ended December 31, 2021

2021
OPERATING ACTIVITIES

Net Income	$916,730
Adjustments to reconcile Net Income
to net cash provided by operations:
Employee Loans	(875)
Food Inventory	5,055
Accounts Payable	(438)
Employee Cash Payback	1,711
Child Support Garnishments	598
Gift Certificate	641
Payroll Liabilities	10,861
Sales Tax Payable	32,606
Net cash provided by Operating Activities	966,889

INVESTING ACTIVITIES
Furniture and Equipment	(1,786)
Net cash provided by Investing Activities	(1,786)

FINANCING ACTIVITIES
PPP Loan	(211,300)
Shareholder Distributions	(570,000)
Net cash provided by Financing Activities	(781,300)

Net cash increase for period	183,803
Cash at beginning of period	141,840
Cash at end of period	$325,643

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Keegan’s Seafood Grille, Inc.

Notes to Financial Statements

For the Year Ended December 31, 2021

NOTE 1. NATURE OF ORGANIZATION

Keegan’s Seafood Grille, Inc. (The “Company”), located in Indian Rocks Beach, serves for over 35 years American cuisine with a focus on fresh, local seafood. The restaurant offers takeout service in addition to its full-service dining room. The Company prides itself on its excellent customer service and has been featured on the Food Network channel.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Method of Accounting

The Company maintains it books and records, and corresponding financial statements, on the accrual method of accounting in compliance with generally accepted accounting principles recognized in the United States of America.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Management periodically evaluates estimates used in the preparation of the financial statements for continued reasonableness. Appropriate adjustments, if any, to the estimates used are made prospectively based upon such periodic evaluation. It is reasonably possible that changes may occur in the near term, within one year, that would affect management’s estimates with respect to the percentage of completion method, allowance for doubtful accounts, accrued expenses and percentage of completion of jobs in process.

Balance Sheet Classifications

A one-year time period is used as classifying all other current assets and liabilities.

Cash and Cash Equivalents

Cash equivalents are short term, interest bearing, highly liquid investments with original maturities of three months or less, unless the investments are held for meeting restrictions of a capital nature. Also, certificates of deposit are considered a current asset as they can be converted immediately into cash despite a penalty for early withdrawal.

Revenue recognition

Revenue is recognized upon transfer of control of promised products or services to customers in an amount that reflects the consideration the Company expect to receive in exchange for those products or services. Given the nature of the Company’s business, revenue is generally recognized at the point of sale.

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Keegan’s Seafood Grille, Inc.

Notes to Financial Statements

For the Year Ended December 31, 2021

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Property and equipment

Property and equipment are stated at cost. Leasehold improvements are amortized on a straight-line basis over the shorter of the estimated useful life of the improvement or the lease term. Expenditures for repairs and maintenance are charged to expense as incurred.

For assets sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any related gain or loss is reflected in income for the period.

Impairment of long-lived assets

The Company reviews long-lived assets for impairment whenever events or circumstances indicate that the carrying value of such assets may not be fully recoverable. impairment is present when the sum of undiscounted estimated future cash Flows expected to result from use of the assets is less than carrying value. If impairment is present, the carrying value of the impaired asset is reduced to its fair value. During the years ended December 31, 2021, there was no impairment losses recognized for long-lived assets.

Advertising Costs

Advertising costs are expensed as incurred. Total advertising cost for the years ended December 31, 2021 was $50,808.

Income Taxes

Provisions for income taxes are not reflected in the financial statements. The Company has elected to be taxed as a Subchapter S Corporation with the Internal Revenue Service. Accordingly, the company is a “pass thru” entity and all income and/or losses are passed directly to the shareholder. The Company is subject to Florida franchise tax, there was no liability as of the financial statements.

If it is probable that an uncertain tax position will result in a material liability and the amount of the liability can be estimated, the estimated liability is accrued. If the Company were to incur any income tax liability in the future, interest on any income tax liability would be reported as interest expense, and penalties on any income tax would be reported as income taxes. As of December 31, 2021, there were no uncertain tax positions.

Concentration Risks

There are concentrations on revenue for the Company. The Company is located in a single location in Indian Rocks Beach, Florida and is accordingly impacted by the Indian Rocks Beach and Florida economic environment which in turn is significantly impacted by tourism activity.

Subsequent Events and Date of Management Review

These financial statements have been updated for subsequent events occurring through March 31, 2022 which is the date these financial statements were available to be issued.

NOTE 3. INCOME TAXES

The Federal IRS filed returns remain open to potential examination by the IRS for a period of three years after the returns are filed. The current open are for years after 2018.

NOTE 4. RELATED PARTY TRANSACTIONS

The Company has no related party transaction.

NOTE 5. LEASE

The Company has various operating leases. The following is a schedule of future minimum rental payment:

Year	Location	Amount
2021	Indian Rocks Beach	$165/month
2021	Indian Rocks Beach	$4,589/month

Total lease for year ended December 31, 2021 was $56,386.

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Keegan’s Seafood Grille, Inc.

Notes to Financial Statements

For the Year Ended December 31, 2021

NOTE 6. FAIR VALUE MEASUREMENTS

The Company records financial assets and financial liabilities at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The Company incorporates assumptions that market participants would use in pricing the asset or liability and utilizes market data to the maximum extent possible. These fair value measurements incorporate nonperformance risk (i.e., the risk that an obligation will not be fulfilled). In measuring fair value, the Company reflects the impact of credit risk on liabilities, as well as any collateral. The Company also considers the credit standing of counterparties in measuring the fair value of assets.

The Company uses any of three valuation techniques to measure fair value: the market approach, the income approach, and the cost approach in determining the appropriate valuation technique based on the nature of the asset or liability being measured and the reliability of the inputs used in arriving at fair value.

The Company generally applies fair value techniques on a non-recurring basis associated with valuing potential impairment loss related to long-lived assets.

The inputs used in applying valuation techniques include assumptions that market participants would use in pricing the asset or liability (i.e., assumptions about risk). Inputs may be observable or unobservable. The Company uses observable inputs in the Company’s valuation techniques and classifies those inputs in accordance with the fair value hierarchy established by applicable accounting guidance, which prioritizes those inputs. The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement).

NOTE 6. FAIR VALUE MEASUREMENTS, Continued

The three levels are defined as follows:

Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities. Management believes that any liability that may ultimately result from the resolution on these type matters will not have a material effect on the financial condition or results of operations of the Company. Presently management is of the opinion that all pending legal or claim matters will be vigorously contested with any settlement of any opens matter to be covered by insurance and/or to be immaterial to the financial condition of the Company. The Company has no purchase commitments with vendors other than short term purchase orders for ongoing construction. There are no future annual minimum purchase agreements.

NOTE 8. NOTES PAYABLE

The Company had no Notes Payable as of December 31, 2021.

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Keegan’s Seafood Grille, Inc.

Notes to Financial Statements

For the Year Ended December 31, 2021

NOTE 9. FIXED ASSETS

Components of fixed assets and accumulated depreciation will be recorded at cost and depreciated over their estimated useful lives.

	2021
Leasehold Improvements	$8,559
Furnitures and Equipment	86,355
Accumulated Depreciation	(93,126)	Based on SL, 25-40 year life
Net Fixed Assets	$1,788

Depreciation expense for the year end December 31, 2021 was $-0-.

NOTE 10. NEW PRONOUNCEMENT

Leases

In February 2016, the FASB issued ASU 2016-02, Leases. This updated requires lessees to recognize at the lease commencement date a lease liability which is the lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis, and a right of use assets, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. In June 2020, the FASB issued ASU 2020-05, which allowed The Company has concluded to defer application by one additional year, making these changes effective for the Company for annual reporting periods beginning after December 15, 2021. The Company elected to defer application and is currently evaluating the impact of the adoption of this standard on its financial statements.

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